Exhibit 99.1
APPLIED MATERIALS ANNOUNCES FIRST QUARTER 2016 RESULTS

•	Applied delivers in line results and expects sequential growth in net sales and non-GAAP EPS

•	Company returns $740 million to shareholders through dividends and share repurchases

SANTA CLARA, Calif., Feb. 18, 2016 - Applied Materials, Inc. (NASDAQ:AMAT), the global leader in materials engineering solutions for the semiconductor, display and solar industries, today reported results for its first quarter ended January 31, 2016.
First quarter orders were $2.28 billion, down 6 percent sequentially and flat year over year. Net sales were $2.26 billion, down 5 percent sequentially and down 4 percent year over year.
On a non-GAAP adjusted basis, the company reported first quarter gross margin of 42.4 percent, operating margin of 17.8 percent, and net income of $302 million or $0.26 per diluted share. The company recorded GAAP gross margin of 40.6 percent, operating margin of 15.7 percent, and net income of $286 million or $0.25 per diluted share.
The company generated $207 million in cash from operations during the first quarter, paid dividends of $115 million and used $625 million to repurchase 35 million shares of common stock.
“As the market moves into the sweet spot for Applied’s materials engineering technology, we see strong demand for our semiconductor, display and service businesses,” said Gary Dickerson, president and CEO. “We are maintaining a positive outlook for 2016 as our customers make strategic, inflection-driven investments that play to our strengths.”
Quarterly Results Summary

				Change
	Q1 FY2016	Q4 FY2015	Q1 FY2015	Q1 FY2016 vs. Q4 FY2015	Q1 FY2016 vs. Q1 FY2015
	(In millions, except per share amounts and percentages)
New orders	$2,275	$2,424	$2,273	(6)%	—%
Net sales	$2,257	$2,368	$2,359	(5)%	(4)%
Gross margin	40.6%	40.5%	40.7%	0.1 points	(0.1) points
Operating margin	15.7%	17.9%	19.4%	(2.2) points	(3.7) points
Net income	$286	$336	$348	(15)%	(18)%
Diluted earnings per share (EPS)	$0.25	$0.28	$0.28	(11)%	(11)%

Applied Materials, Inc.

				Change
Non-GAAP Adjusted Results	Q1 FY2016	Q4 FY2015	Q1 FY2015	Q1 FY2016 vs. Q4 FY2015	Q1 FY2016 vs. Q1 FY2015
	(In millions, except per share amounts and percentages)
Non-GAAP adjusted gross margin	42.4%	42.2%	42.3%	0.2 points	0.1 points
Non-GAAP adjusted operating margin	17.8%	19.3%	18.9%	(1.5) points	(1.1) points
Non-GAAP adjusted net income	$302	$347	$338	(13)%	(11)%
Non-GAAP adjusted diluted EPS	$0.26	$0.29	$0.27	(10)%	(4)%
Applied's non-GAAP adjusted results exclude the impact of the following, where applicable: certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; and certain discrete adjustments and tax items. A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.
Business Outlook
For the second quarter of fiscal 2016, Applied expects net sales to be up 5 percent to 10 percent sequentially. Non-GAAP adjusted diluted EPS is expected to be in the range of $0.30 to $0.34.
This outlook excludes known charges related to completed acquisitions of $0.04 per share and does not exclude other non-GAAP adjustments that may arise subsequent to this release.
First Quarter Reportable Segment Information

Silicon Systems	Q1 FY2016	Q4 FY2015	Q1 FY2015

	(In millions, except percentages)
New orders	$1,275	$1,444	$1,426
Foundry	38%	35%	34%
DRAM	29%	21%	34%
Flash	22%	31%	18%
Logic and other	11%	13%	14%
Net sales	1,373	1,494	1,446
Operating income	265	318	307
Operating margin	19.3%	21.3%	21.2%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$312	$365	$350
Non-GAAP adjusted operating margin	22.7%	24.4%	24.2%

Applied Materials, Inc.

Applied Global Services	Q1 FY2016	Q4 FY2015	Q1 FY2015

	(In millions, except percentages)
New orders	$773	$761	$690
Net sales	626	637	583
Operating income	156	171	153
Operating margin	24.9%	26.8%	26.2%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$156	$170	$154
Non-GAAP adjusted operating margin	24.9%	26.7%	26.4%

Display	Q1 FY2016	Q4 FY2015	Q1 FY2015

	(In millions, except percentages)
New orders	$183	$195	$107
Net sales	213	191	275
Operating income	38	19	72
Operating margin	17.8%	9.9%	26.2%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$38	$19	$73
Non-GAAP adjusted operating margin	17.8%	9.9%	26.5%

Energy and Environmental Solutions	Q1 FY2016	Q4 FY2015	Q1 FY2015

	(In millions, except percentages)
New orders	$44	$24	$50
Net sales	45	46	55
Operating income (loss)	6	—	(4)
Operating margin	13.3%	—%	(7.3)%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income (loss)	$4	$(1)	$(3)
Non-GAAP adjusted operating margin	8.9%	(2.2)%	(5.5)%
Backlog Information
Applied's backlog decreased 1% to $3.11 billion and included negative adjustments of $51 million. Backlog composition by reportable segment was as follows:

Silicon Systems	51%
Applied Global Services	30%
Display	16%
Energy and Environmental Solutions	3%

Applied Materials, Inc.

Use of Non-GAAP Adjusted Financial Measures
Management uses non-GAAP adjusted results to evaluate the company’s operating and financial performance in light of business objectives and for planning purposes. These measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Applied believes these measures enhance investors’ ability to review the company’s business from the same perspective as the company’s management and facilitate comparisons of this period’s results with prior periods. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.
Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks, technology transitions, our financial performance and market share positions, our business outlook for the second quarter of fiscal 2016, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our most recent Forms 10-K and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials
Applied Materials, Inc. (Nasdaq:AMAT) is the global leader in materials engineering solutions for the semiconductor, flat panel display and solar photovoltaic industries. Our technologies help make innovations like smartphones, flat screen TVs and solar panels more affordable and accessible to consumers and businesses around the world. Learn more at www.appliedmaterials.com.

Contact:
Kevin Winston (editorial/media) 408.235.4498
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended
(In millions, except per share amounts)	January 31, 2016	October 25, 2015	January 25, 2015
Net sales	$2,257	$2,368	$2,359
Cost of products sold	1,341	1,409	1,400
Gross profit	916	959	959
Operating expenses:
Research, development and engineering	374	363	351
Marketing and selling	106	96	111
General and administrative	82	77	117
Gain on derivatives associated with terminated business combination	—	—	(78)
Total operating expenses	562	536	501
Income from operations	354	423	458
Interest expense	42	32	23
Interest income and other income, net	2	6	2
Income before income taxes	314	397	437
Provision for income taxes	28	61	89
Net income	$286	$336	$348
Earnings per share:
Basic and diluted	$0.25	$0.28	$0.28
Weighted average number of shares:
Basic	1,146	1,182	1,224
Diluted	1,154	1,190	1,240

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	January 31, 2016	October 25, 2015
ASSETS
Current assets:
Cash and cash equivalents	$2,962	$4,797
Short-term investments	154	168
Accounts receivable, net	1,625	1,739
Inventories	1,835	1,833
Other current assets	334	724
Total current assets	6,910	9,261
Long-term investments	996	946
Property, plant and equipment, net	908	892
Goodwill	3,302	3,302
Purchased technology and other intangible assets, net	714	762
Deferred income taxes and other assets	496	145
Total assets	$13,326	$15,308
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$—	$1,200
Accounts payable and accrued expenses	1,457	1,833
Customer deposits and deferred revenue	850	765
Total current liabilities	2,307	3,798
Long-term debt	3,343	3,342
Other liabilities	508	555
Total liabilities	6,158	7,695
Total stockholders’ equity	7,168	7,613
Total liabilities and stockholders’ equity	$13,326	$15,308

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended
	January 31, 2016	October 25, 2015	January 25, 2015
Cash flows from operating activities:
Net income	$286	$336	$348
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	96	96	92
Share-based compensation	54	46	48
Excess tax benefits from share-based compensation	(10)	(2)	(39)
Deferred income taxes	15	(159)	28
Other	10	(11)	8
Net change in operating assets and liabilities	(244)	165	(425)
Cash provided by operating activities	207	471	60
Cash flows from investing activities:
Capital expenditures	(68)	(55)	(49)
Proceeds from sales and maturities of investments	241	200	140
Purchases of investments	(282)	(202)	(141)
Cash used in investing activities	(109)	(57)	(50)
Cash flows from financing activities:
Debt borrowings (repayments), net of issuance costs	(1,205)	2,581	—
Proceeds from common stock issuances and others, net	2	45	—
Common stock repurchases	(625)	(700)	—
Excess tax benefits from share-based compensation	10	2	39
Payments of dividends to stockholders	(115)	(119)	(122)
Cash provided by (used in) financing activities	(1,933)	1,809	(83)
Increase (decrease) in cash and cash equivalents	(1,835)	2,223	(73)
Cash and cash equivalents — beginning of period	4,797	2,574	3,002
Cash and cash equivalents — end of period	$2,962	$4,797	$2,929
Supplemental cash flow information:
Cash payments for income taxes	$44	$149	$89
Cash refunds from income taxes	$5	$2	$3
Cash payments for interest	$34	$7	$39

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate Unallocated Expenses

(In millions)	Q1 FY2016	Q4 FY2015	Q1 FY2015
Share-based compensation	$54	$46	$48
Certain items associated with terminated business combination	—	—	20
Gain on derivatives associated with terminated business combination, net	—	—	(78)
Other unallocated expenses	57	39	80
Total corporate	$111	$85	$70
Additional Information

	Q1 FY2016		Q4 FY2015		Q1 FY2015
New Orders and Net Sales by Geography
(In $ millions)	New Orders	Net Sales	New Orders	Net Sales	New Orders	Net Sales
United States	369	293	282	301	411	369
% of Total	16%	13%	12%	13%	18%	16%
Europe	156	138	155	172	148	153
% of Total	7%	6%	6%	7%	6%	6%
Japan	109	334	452	278	242	243
% of Total	5%	15%	19%	12%	11%	10%
Korea	373	268	207	239	546	536
% of Total	17%	12%	8%	10%	24%	23%
Taiwan	574	637	846	758	545	556
% of Total	25%	28%	35%	32%	24%	24%
Southeast Asia	232	90	100	143	85	92
% of Total	10%	4%	4%	6%	4%	4%
China	462	497	382	477	296	410
% of Total	20%	22%	16%	20%	13%	17%

Employees (In thousands)
Regular Full Time	14.6		14.6		14.1

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 31, 2016	October 25, 2015	January 25, 2015
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$916	$959	$959
Certain items associated with acquisitions[1]	42	42	40
Inventory charges (reversals) related to restructuring[3,4]	(1)	1	—
Other significant gains, losses or charges, net[5]	—	(2)	—
Non-GAAP adjusted gross profit	$957	$1,000	$999
Non-GAAP adjusted gross margin	42.4%	42.2%	42.3%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$354	$423	$458
Certain items associated with acquisitions[1]	48	47	46
Acquisition integration costs	—	—	1
Gain on derivatives associated with terminated business combination, net	—	—	(78)
Certain items associated with terminated business combination[2]	—	—	20
Reversals related to restructuring, net[3,4]	(1)	(1)	—
Other significant gains, losses or charges, net[5]	—	(13)	—
Non-GAAP adjusted operating income	$401	$456	$447
Non-GAAP adjusted operating margin	17.8%	19.3%	18.9%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$286	$336	$348
Certain items associated with acquisitions[1]	48	47	46
Acquisition integration costs	—	—	1
Gain on derivatives associated with terminated business combination, net	—	—	(78)
Certain items associated with terminated business combination[2]	—	—	20
Reversals related to restructuring, net[3,4]	(1)	(1)	—
Impairment (gain on sale) of strategic investments, net	(2)	(2)	1
Loss on early extinguishment of debt	5	—	—
Other significant gains, losses or charges, net[5]	—	(13)	—
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items	(29)	(18)	(17)
Income tax effect of non-GAAP adjustments	(5)	(2)	17
Non-GAAP adjusted net income	$302	$347	$338

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	These items are incremental charges related to the terminated business combination agreement with Tokyo Electron Limited, consisting of acquisition-related and integration planning costs.

3	Results for three months ended January 31, 2016 included a $1 million reversal of inventory charges related to cost reductions in the solar business.

4
Results for the three months ended October 25, 2015 included a $2 million favorable adjustment of restructuring reserves related to prior restructuring plans and $1 million of inventory charges related to cost reductions in the solar business.

5
These items are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions except per share amounts)	January 31, 2016	October 25, 2015	January 25, 2015
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$0.25	$0.28	$0.28
Certain items associated with acquisitions	0.04	0.04	0.03
Certain items associated with terminated business combination	—	—	0.01
Gain on derivatives associated with terminated business combination, net	—	—	(0.04)
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items	(0.03)	(0.02)	(0.01)
Other significant gains, losses or charges, net	—	(0.01)	—
Non-GAAP adjusted earnings per diluted share	$0.26	$0.29	$0.27
Weighted average number of diluted shares	1,154	1,190	1,240

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 31, 2016	October 25, 2015	January 25, 2015
Silicon Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$265	$318	$307
Certain items associated with acquisitions[1]	47	47	43
Non-GAAP adjusted operating income	$312	$365	$350
Non-GAAP adjusted operating margin	22.7%	24.4%	24.2%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$156	$171	$153
Certain items associated with acquisitions[1]	—	—	1
Other significant gains, losses or charges, net[4]	—	(1)	—
Non-GAAP adjusted operating income	$156	$170	$154
Non-GAAP adjusted operating margin	24.9%	26.7%	26.4%
Display Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$38	$19	$72
Certain items associated with acquisitions[1]	—	—	1
Non-GAAP adjusted operating income	$38	$19	$73
Non-GAAP adjusted operating margin	17.8%	9.9%	26.5%
EES Non-GAAP Adjusted Operating Income (Loss)
Reported operating income (loss) - GAAP basis	$6	$—	$(4)
Certain items associated with acquisitions[1]	1	—	1
Reversals related to restructuring, net[2,3]	(3)	(1)	—
Non-GAAP adjusted operating income (loss)	$4	$(1)	$(3)
Non-GAAP adjusted operating margin	8.9%	(2.2)%	(5.5)%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2
Results for the three months ended January 31, 2016 included $3 million of favorable adjustment of employee-related costs and $1 million reversal of inventory charges, partially offset by $1 million of fixed asset impairment charges related to cost reductions in the solar business.

3
Results for the three months ended October 25, 2015 included a $2 million favorable adjustment of restructuring reserves related to prior restructuring plans and $1 million of inventory charges related to cost reductions in the solar business.

4
These items are significant gains, losses, or charges during a period that are the result of isolated events or transactions which have not occurred frequently in the past and are not expected to occur regularly or be repeated in the future.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED OPERATING EXPENSES

	Three Months Ended
(In millions)	January 31, 2016	October 25, 2015

Operating expenses - GAAP basis	$562	$536
Reversals related to restructuring, net	—	2
Certain items associated with acquisitions	(6)	(5)
Other significant gains, losses or charges, net	—	11
Non-GAAP adjusted operating expenses	$556	$544

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	January 31, 2016

Provision for income taxes - GAAP basis (a)	$28
Reinstatement of federal R&D tax credit, resolutions of prior years’ income tax filings and other tax items	29
Income tax effect of non-GAAP adjustments	5
Non-GAAP adjusted provision for income taxes (b)	$62

Income before income taxes - GAAP basis (c)	$314
Certain items associated with acquisitions	48
Reversals related to restructuring, net	(1)
Gain on sale of strategic investments, net	(2)
Loss on early extinguishment of debt	5
Non-GAAP adjusted income before income taxes (d)	$364

Effective income tax rate - GAAP basis (a/c)	8.9%

Non-GAAP adjusted effective income tax rate (b/d)	17.0%